Prepaid Expenses and Other Assets (Tables)	12 Months Ended
Dec. 31, 2022
Prepaid Expenses and Other Assets [Abstract]
Schedule of prepayments and other assets
	As of December 31,
	2021	2022
Prepaid expenses and other current assets：
Receivables from third parties (1)	2,479,412	359,994
Rent deposits	211,224	13,629
Bid security	70,767	-
Others	10,119	87,231
Prepaid expenses and other current assets, gross	2,771,522	460,854
Bad debt provisions (1)	(2,382,674)	-
Prepaid expenses and other current assets, net	$388,848	$460,854
Prepaid expenses and other non-current assets：
Prepaid case acceptance fee (2)	$3,931,033	$3,632,039
Others	10,313	65,636
Prepaid expenses and other non-current assets	3,941,346	3,697,675
Total	$4,330,194	$4,158,529

(1)	Receivables from third parties mainly includes funds lent to third parties. The Group established business partnership with these third parties and provided funds to support their business operation. Due to the third parties deteriorated financial position affected by COVID -19, the Group recorded bad debt expense for receivables from third parties of nil, $1,380,331 and $nil for the years ended December 31, 2020, 2021 and 2022, respectively, and wrote off the receivables and bad debt provision in 2022.

(2)	Prepaid case acceptance fee is the expense paid by the plaintiff in advance according to PRC law when the court decides to accept civil cases, economic dispute cases, maritime cases and administrative cases. The court charged the case acceptance fee of US$3.6 million in proportion to the claim amount of the lawsuit between the Group and Apple. The claim amount was RMB 10 billion, approximately US$1,450 million. The lawsuit is not expected to close within the one year and the amount is recognized in non-current portion of prepaid expenses.